Exhibit 10.2

AMENDMENT NUMBER 1 TO THE

AMENDED AND RESTATED MASTER SERVICES AGREEMENT

This AMENDMENT NUMBER 1, effective as of March 31, 2008 (“Amendment Effective Date”), is made and entered into by and between Tata America International Corporation (“TCS America”), Tata Consultancy Services Limited (“TCSL,” and together with TCS America, ‘TCS”), and ACNielsen (US), Inc. (“Nielsen”) and modifies the AMENDED AND RESTATED MASTER SERVICES AGREEMENT, dated as of October 1, 2007, between TCS and Nielsen (the “Agreement”). Capitalized terms used in this Amendment shall bear the meaning given in the Agreement.

The Parties have agreed that Schedule C to the Agreement shall be amended as set forth on the attached schedule, which amendment shall be effective from the Amendment Effective Date.

IN WITNESS WHEREOF, the Parties have each caused this Amendment Number 1 to the Agreement to be signed and delivered by its duly authorized representative.

ACNIELSEN (US), INC.		TATA AMERICA INTERNATIONAL CORPORATION

By:	/s/ Michael E. Elias	By:	/s/ Satyanarayan S. Hegde
Name:	Michael E. Elias	Name:	Satyanarayan S. Hegde
Title:	V.P.	Title:	General Counsel & Senior Vice President

TATA CONSULTANCY SERVICES LIMITED

		By:	/s/ Satyanarayan S. Hegde
		Name:	Satyanarayan S. Hegde
		Title:	General Counsel & Senior Vice President